UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 21, 2004


                           ADVANCE TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


             NEVADA                     0-27175                  95-4755369
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                           716 Yarmouth Rd., Suite 215
                         Palos Verdes Estates, CA 90274
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (310) 265-7776
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.


                                      EVENT


Advanced Technologies Inc. (AVTX) announced today that they have received notification from the United States Department of Commerce, Bureau of Industry and Security that an export license (D326061, effective September 21, 2004) has been granted for fifty (50) NV-2000 cameras.

The IR cameras are to be delivered to United Integrated Services Inc. Taipei Taiwan. The NV-2000 IR Cameras are for installation in the Spectrum 9000, an Infrared medical system. The Spectrum 9000 will then be re-sold to medical treatment facilities in Taiwan & South Korea in 2005.

The NV-2000 Infrared Camera has been granted a commodity jurisition designation of ECCN 6A003 for this application. The value of the export equipment authorized under and specified in the export license is $250,000.

Gary Ball, President & CEO of Advanced Technologies announced that this is the third license granted to Adv-Tech from the DOC for the Spectrum 9000 medical equipment The initial licenses were for 25 systems in 2001 and for 35 systems in 2003. The work performed by Advance Technologies Inc. is authorized under an agreement between United Integrated Services and Advance Technologies Inc. that cover this and other areas of mutual interest.

This release contains forward-looking statements within the meaning of the federal securities laws that relate to future events or Advance Technologies' future performance. All statements in this release that are not historical facts, including any statements about the markets, potential markets, market growth, and Advance Technologies' ability to compete in the Infrared Imaging markets are hereby identified as "forward-looking statements." In this release, Advance Technologies has based these forward-looking statements on management's current expectations. Such forward-looking statements should, therefore, be considered in light of various important factors as stated and unstated in Advance Technologies past filing. Actual results may differ from these statements due to risks and uncertainties, including those associated with the introduction of competing products, and market acceptance of existing and new products. Investors are cautioned not to place undue reliance on these forward-looking statements. Investors also should understand that is not possible to predict or identify all risk factors. Advance Technologies has no obligation to publicly update or release any revisions to these forward- looking statements to reflect events or circumstances after the date of this release.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 21, 2004                     ADVANCE TECHNOLOGIES, INC.



                                             By: /s/ GARY E. BALL
                                                 _______________________
                                                 Gary E. Ball
                                                 President and Director


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